UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2005

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Plume Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 757-523-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Directors

On April 27, 2005, the Board of Directors of Heritage Bankshares, Inc. (the “Company”) elected the following individuals as directors of the Company to fill newly created vacancies on the Board (see Item 5.03(a), below): Barbara Zoby; Wendell C. Franklin; Howard W. Webb, Sr.; Charles R. Malbon; and David L. Kaufman (collectively, the “New Directors”). Each of the New Directors was recommended by the Company’s Nominating Committee after completion of the evaluation process set forth in the Nominating Committee’s charter. The elections shall be effective once the New Directors have qualified under applicable Virginia law, which requires, among other things, that the New Directors own a certain amount of the capital stock of the Company. No New Director is a party to any arrangement or understanding with any other person pursuant to which such New Director was selected for membership on the Company’s Board of Directors.

None of the New Directors has been appointed to serve on any committee of the Board of Directors at this time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws

On April 27, 2005, the Board of Directors of the Company adopted Amended and Restated Bylaws of the Company (the “Restated Bylaws”). Among other things, the Restated Bylaws confirm the Company’s procedures for the conduct of shareholder meetings, including rules for shareholder proposals and nominations; confirm that directors may participate in the Company’s Incentive Stock Option Plan; specify that the Company maintain a standing Audit Committee, Compensation Committee and Nominating Committee; increase the number of directors from ten to fifteen; and otherwise update certain provisions to conform to the Virginia Stock Corporation Act, as currently in effect. This increase in the number of directors created five vacancies on the Board, which were filled by new directors as discussed in Item 5.02(d), above. The full text of the Amended and Restated Bylaws is attached as Exhibit 10.8 under Item 9.01 of this Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.8	Amended and Restated Bylaws of Heritage Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Bankshares, Inc.
(Registrant)

Date: May 2, 2005

/s/ Michael S. Ives
Michael S. Ives
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.8	Amended and Restated Bylaws of Heritage Bankshares, Inc.